Exhibit 99.1

NEWS RELEASE

Pearl Merger Sub Inc. / 2nd Floor, 3600 Lysander Ln / Richmond, BC V7B 1C3, Canada

Domtar Corporation/ 234 Kingsley Park Drive / Fort Mill, SC 29715

Karta Halten B.V. announces, through its wholly owned subsidiary Pearl Merger Sub Inc., the termination of its tender offers to purchase for cash any and all of Domtar Corporation’s 6.25% Senior Notes due 2042 and 6.75% Senior Notes due 2044 and related consent solicitations

and

Domtar Corporation announces the termination of its consent solicitations related to its 6.25% Senior Notes due 2042 and 6.75% Senior Notes due 2044

RICHMOND, BC, CANADA and FORT MILL, SC – August 30, 2021 – Karta Halten B.V., a private limited company organized under the laws of the Netherlands, through its wholly owned subsidiary, Pearl Merger Sub Inc., a Delaware corporation (“Merger Sub”) and affiliate of Paper Excellence B.V., a private limited company organized under the laws of the Netherlands (“Paper Excellence”), announced today that Merger Sub has terminated its previously announced cash tender offers (each, an “Offer” and together, the “Offers”) by Merger Sub to purchase for cash any and all of Domtar Corporation’s (“Domtar”) outstanding (i) 6.25% Senior Notes due 2042 (the “2042 Notes”) and (ii) 6.75% Senior Notes due 2044 (the “2044 Notes” and, together with the 2042 Notes, the “Notes,” each such series of the Notes, a “Series”). In connection with the Offers, Merger Sub has also terminated its consent solicitation with respect to each Series of Notes (the “Offer Consent Solicitations”) to amend the senior indenture, dated as of November 19, 2007 (as supplemented and amended to date (the “Indenture”), among Domtar, the subsidiary guarantors from time to time party thereto and The Bank of New York (predecessor to The Bank of New York Mellon), as trustee, establishing the 2042 Notes and 2044 Notes. All Notes tendered in the Offers will be returned promptly to the respective holders thereof without any action required on the part of the holders. No consideration will be paid in the Offers for any tendered Notes. The Offers and the Offer Consent Solicitations were subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated August 9, 2021 (the “Offer to Purchase”).

Concurrently, Domtar announced today that it has terminated its previously announced consent solicitations (the “Domtar Consent Solicitations”), whereby Domtar solicited, with respect to the applicable Series of Notes, consents (“Solicitation Change of Control Consents”) of Holders of such Series of Notes to certain proposed amendments to the Indenture. All Solicitation Change of Control Consents will be voided. The Domtar Consent Solicitations were subject to the conditions set forth in the Offer to Purchase.

This press release confirms formal termination of the Offers, the Offer Consent Solicitations and the Domtar Consent Solicitations. Merger Sub and Domtar reserve the right to initiate a new tender offer, consent solicitation or both at a later date if market conditions become more favorable, but the parties are under no obligation to do so.

Barclays Capital Inc., BMO Capital Markets Corp., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC served as the Dealer Managers for each of the Offers and as the Solicitation Agents for each of the Offer Consent Solicitations and the Domtar Consent Solicitations (the “Dealer Managers and Solicitation Agents”). Persons with questions regarding the termination of the Offers, the Offer Consent Solicitations and the Domtar Consent Solicitations should contact Global Bondholder Services Corporation at (212) 430-3774 (for brokers and banks) or (866) 807-2200 (for all others) or email contact@gbsc-usa.com.

This press release is for informational purposes only and does not constitute an offer to buy, the solicitation of an offer to sell or the solicitation of consents with respect to the Notes. This press release shall not constitute an offer, solicitation or sale in any jurisdiction.

About Paper Excellence

Paper Excellence, a private limited company organized under the laws of the Netherlands, is a diversified manufacturer of pulp and paper, including printing and writing, packaging, and specialty papers. Paper Excellence believes in the enduring value of wood-based products in global markets and has built a large network of mills and chipping plants to produce them competitively. Through its distinct approach to operational excellence, Paper Excellence delivers high-quality and cost-effective products to international customers. Paper Excellence has grown through logical acquisitions from a single mill to a group producing 2.8 million tonnes of paper and pulp and employing more than 2,800 people over the past decade.

Additional information about Paper Excellence is available at https://paperexcellence.com/.

About Domtar

Domtar is a leading provider of a wide variety of fiber-based products including communication, specialty and packaging papers, market pulp and airlaid nonwovens. With approximately 6,400 employees serving more than 50 countries around the world, Domtar is driven by a commitment to turn sustainable wood fiber into useful products that people rely on every day. Domtar’s annual sales are approximately $3.7 billion, and its common stock is traded on the New York and Toronto Stock Exchanges. Domtar’s principal executive office is in Fort Mill, South Carolina. To learn more, visit www.domtar.com.

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction between Paper Excellence and Domtar, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, statements that address each company’s expected future business and financial performance, statements regarding the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on each company’s business, results of operations and financial conditions, and other statements identified by words such as “anticipate”, “believe”, “expect”, “intend”, “aim”, “target”, “plan”, “continue”, “estimate”, “project”, “may”, “will”, “should” and similar expressions. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially. Many risks, contingencies and uncertainties could cause actual results to differ materially from our forward-looking statements. Certain of these risks are set forth in Domtar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as the company’s other reports filed with the SEC.

Those risks, uncertainties and assumptions also include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction between Paper Excellence and Domtar that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Domtar’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Paper Excellence or Domtar to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that the combined company may not operate as effectively and efficiently as expected and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company’s control.

Additional factors that could cause results to differ materially from those described above can be found in Domtar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the company’s other reports filed with the SEC.